                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MCGRAW-HILL, INC.
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                (Name of Registrant as Specified in Its Charter)

                              MCGRAW-HILL, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

McGraw-Hill, Inc.

1221 Avenue of the Americas                                               [Logo]
New York, New York 10020

                                                                  March 21, 1994

DEAR SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held Wednesday, April 27, 1994, at 11 A.M., at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York City. In the pages that follow you will find the Notice of Meeting and the Proxy Statement describing the formal business to be transacted at this meeting. Please read them carefully.

At the Annual Meeting, there will be a report to shareholders regarding the operations of McGraw-Hill, Inc. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about McGraw-Hill's operations.

It is important that your shares be voted at the meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

                                         Sincerely,

                                         /s/ Joseph L. Dionne

                                         JOSEPH L. DIONNE
                                         Chairman of the Board and Chief
                                         Executive Officer

McGraw-Hill, Inc.

1221 Avenue of the Americas                                              [Logo]
New York, New York 10020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 1994

To the Shareholders of McGraw-Hill, Inc.:

The Annual Meeting of Shareholders of McGraw-Hill, Inc. will be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020, Wednesday, April 27, 1994, at 11 A.M., for the purpose of considering and voting upon the following:

1. Election of six directors;

2. Ratification of the appointment of independent auditors for 1994; and

3. Such other business as may properly come before the Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws and resolutions of the Board of Directors, only shareholders of record at the close of business on March 10, 1994 shall be entitled to notice of and to vote at the Meeting.

                                      By Order of the Board of Directors

                                      ROBERT N. LANDES
                                      Executive Vice President, General Counsel and Secretary

                                      New York, New York
                                      March 21, 1994

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      Please sign and return the enclosed proxy in the envelope provided.
            No postage is necessary, if mailed in the United States.
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

McGraw-Hill, Inc.

1221 Avenue of the Americas
New York, New York 10020

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 1994

                                PROXY STATEMENT

To the Shareholders of McGraw-Hill, Inc.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of McGraw-Hill, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 11 A.M. on April 27, 1994, at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York, and at any adjournment thereof. A Notice of Meeting is attached hereto and a form of proxy is enclosed.

THE PROXY

The persons named as proxies were selected by the Board of Directors of the Corporation and are officers of the Corporation.

When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Meeting. If a shareholder participates in the Corporation's Dividend Reinvestment Plan, any proxy given by such shareholder will also govern the voting of all shares held for the shareholder's account under the Dividend Reinvestment Plan, unless contrary instructions are received. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The cost of soliciting proxies will be borne by the Corporation. The Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview. The Corporation has retained Kissel-Blake Inc. to assist in the solicitation of proxies. It is estimated the Corporation will pay Kissel-Blake a fee of $15,500 for these services.

These proxy materials are being mailed to shareholders of the Corporation commencing on March 21, 1994. A copy of the 1993 Annual Report to Shareholders was mailed to shareholders on March 14, 1994.

VOTING SECURITIES

The outstanding securities of the Corporation on March 10, 1994 were 49,499,123 shares of Common Stock, par value $1 per share, and 1,599 shares of $1.20 Convertible Preference Stock, par value $10 per share. Each share of Common Stock and $1.20 Convertible Preference Stock is entitled to one vote at the Meeting.

VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's Certificate of Incorporation, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock is necessary to constitute a quorum of shareholders to take action at this Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's Certificate of Incorporation, the directors standing for election must be elected by a plurality of the votes cast. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected.

Votes at the Meeting will be tabulated by two inspectors of election appointed by the Board of Directors.

                          1. ELECTION OF SIX DIRECTORS

Under the Corporation's Certificate of Incorporation, there are three classes of directors which are to be as equal in number as possible. Three directors, George B. Harvey, John L. McGraw and Lois Dickson Rice, were elected in 1992 to terms expiring at the 1995 Annual Meeting. In addition, Richard H. Jenrette was elected a director in 1993 for a two-year term expiring at the 1995 Annual Meeting. Four directors, Joseph L. Dionne, Don Johnston, Harold W. McGraw III and Alva O. Way, were elected in 1993 to terms expiring at the 1996 Annual Meeting. None of these eight incumbent directors is standing for re-election at this Meeting.

Six directors, Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, David L. Luke III, Paul J. Rizzo and James H. Ross, were elected in 1991 to terms expiring at the 1994 Annual Meeting. Five of these six directors, Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross, are to be elected for three-year terms expiring at the 1997 Annual Meeting. David L. Luke III, a director of the Corporation since 1985, will be retiring from the Board after the 1994 Annual Meeting, pursuant to the Board's long standing retirement age policy, and is not standing for re-election. Linda Koch Lorimer was elected a director on February 23, 1994, by action of the Board of Directors taken pursuant to the Corporation's By-Laws, to a term expiring at the 1994 Annual Meeting. Ms. Lorimer is to be elected at this Meeting for a two-year term expiring at the 1996 Annual Meeting.

In summary, at this Meeting, Messrs. Gregorian, Hartley, Lawson-Johnston, Rizzo and Ross are to be elected for three-year terms expiring at the 1997 Annual Meeting and Ms. Lorimer is to be elected for a two-year term expiring at the 1996 Annual Meeting.

Harold W. McGraw, Jr., a director of the Corporation from 1954 to 1988, Chairman of the Board from 1976 to 1988, and Chief Executive Officer of the Corporation from 1975 until 1983, retired from the Board after the 1988 Annual Meeting pursuant to the Board's retirement age policy. However, in recognition of Mr. McGraw's past service and contributions to the Corporation and to assure his continued close association with the Board and the Corporation, the Board of Directors several years ago elected Mr. McGraw permanently to the position of Chairman Emeritus.

                     THE BOARD OF DIRECTORS' RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named six nominees as directors.

The Board of Directors does not contemplate that any nominee will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the six nominees for director who are being proposed for election at this Annual Meeting and about each of the eight incumbent directors.

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NOMINEE FOR ELECTION AS DIRECTOR FOR TERM EXPIRING AT THE 1996 ANNUAL MEETING

- -------------------- LINDA KOCH LORIMER, age 42, has been Secretary of Yale
                     University since 1993. She was President of Randolph-Macon
                     Woman's College from 1987 to 1993 and was Associate Provost of Yale University from 1983 to 1987. She is a director of
                     Sprint Corporation, Yale University Press, and Yale-New
                     Haven Hospital. Ms. Lorimer is also a member of the Board
                     of Directors of the Association of American Colleges and
     [Picture]       the Center for Creative Leadership. Ms. Lorimer has served as a director of the Corporation since February 1994 and is a member of the Financial Policy Committee.
- --------------------
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NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE 1997 ANNUAL MEETING

- -------------------- VARTAN GREGORIAN, age 59, has been President of Brown
                     University and a Professor of History at Brown University
                     since 1989. He was President and Chief Executive Officer of the New York Public Library from 1981 to 1989. Prior to
                     1981, Dr. Gregorian taught and held administrative posts at several different American universities. Dr. Gregorian is a director of the Institute for Advanced Study, the J. Paul
                     Getty Trust, the Aaron Diamond Foundation, the Institute
                     for International Studies, the International League for
                     Human Rights, and the Fund for Free Expression. Dr.
                     Gregorian is currently President Emeritus of the New York
                     Public Library and was appointed by President Bush to be a member of the Fulbright Commission. He is also a member of the American Philosophical Society and a fellow of the
     [Picture]       American Academy of Arts and Letters. Dr. Gregorian has
                     served as a director of the Corporation since 1990 and is a member of the Financial Policy Committee.
- --------------------
- --------------------------------------------------------------------------------

- -------------------- JOHN T. HARTLEY, age 64, is Chairman of the Board and Chief
                     Executive Officer of the Harris Corporation, a supplier of information, communication and semiconductor systems,
                     products and services to government and commercial markets worldwide. Mr. Hartley was elected President and Chief
                     Operating Officer of the Harris Corporation in 1982, Chief
                     Executive Officer in 1986 and Chairman of the Board in
                     1987. Mr. Hartley is a director of The Equitable Companies
                     Incorporated and The Equitable Life Assurance Society of
                     the United States and formerly the Chairman of the National
                     Association of Manufacturers. He is a member of the
                     Business Roundtable and the Board of Trustees of the
                     Manufacturers' Alliance for Productivity and Innovation, as
                     well as a Trustee of the Committee for Economic
                     Development. Mr. Hartley is a Trustee of the Florida
                     Institute of Technology. Mr. Hartley has served as a
     [Picture]       director of the Corporation since 1989 and is a member of
                     the Audit, Financial Policy and Nominating and Director
                     Compensation Committees.
- --------------------
- --------------------------------------------------------------------------------

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- -------------------- PETER O. LAWSON-JOHNSTON, age 67, has been for more than the past five years a general partner in Guggenheim
                     Brothers, a venture capital partnership. Mr. Lawson-
                     Johnston is also Chairman of Zemex Corporation, a mining
                     company. He is President and a Trustee of the Solomon R.
                     Guggenheim Foundation (which operates the Solomon R.
                     Guggenheim Museums in New York City and the Peggy
                     Guggenheim Collection in Venice, Italy), Chairman of the
                     Board of the Harry Frank Guggenheim Foundation, President
                     and a Trustee of the Lawrenceville School, and President
                     and a director of Elgerbar Corporation. Mr. Lawson-Johnston
    [Picture]        has served as a director of the Corporation since 1975 and is a member of the Management Compensation and Nominating
                     and Director Compensation Committees.
- --------------------
- --------------------------------------------------------------------------------

- -------------------- PAUL J. RIZZO, age 66, has been Vice Chairman of the Board of International Business Machines Corporation, a
                     manufacturer and distributor of advanced information
                     technologies, since January 25, 1993. He is a partner in
                     Franklin Street Partners, an investment firm. He was Dean
                     of the Graduate School of Business Administration at the
                     University of North Carolina from 1987 to 1992. He was Vice
                     Chairman of the Board of Directors of the IBM Corporation
                     from 1983 to 1987. Prior to that, Mr. Rizzo was Senior Vice
                     President of the IBM Corporation from 1971 to 1982. He is a
    [Picture]        director of Johnson & Johnson. Mr. Rizzo has served as a
                     director of the Corporation since 1988 and is a member of
                     the Audit and Financial Policy Committees.
- --------------------
- --------------------------------------------------------------------------------

- -------------------- JAMES H. ROSS, age 55, has been Chief Executive and a director of Cable & Wireless plc., an international
                     provider of telecommunications services, since April 28,
                     1992. He was a Managing Director of British Petroleum plc.,
                     which engages in all phases of the petroleum business, from
                     1991 to 1992, and Chairman and Chief Executive Officer of
                     BP America Inc., a subsidiary of British Petroleum plc.,
                     from 1988 to 1991. He was Chief Executive Officer and
                     Managing Director of BP Oil International Limited from 1986 to 1988. Prior to that, he was General Manager of Corporate
                     Planning for British Petroleum plc. from 1982 through 1985.
                     Mr. Ross is a trustee of the Cleveland Orchestra, a member of the Advisory Board of the Center for Strategic and
                     International Studies and Chairman of the Board of the
    [Picture]        Manchester Business School. Mr. Ross has served as a
                     director of the Corporation since 1989 and is a member of
                     the Financial Policy Committee.
- --------------------
- --------------------------------------------------------------------------------

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DIRECTORS WHOSE TERMS EXPIRE AT THE 1996 ANNUAL MEETING

- -------------------- JOSEPH L. DIONNE, age 60, has been Chairman of the Board and Chief Executive Officer of the Corporation since April
                     1988. He was President and Chief Executive Officer of the
                     Corporation from 1983 to April 1988. Mr. Dionne was
                     President and Chief Operating Officer of the Corporation
                     from 1981 to 1983. He was Executive Vice President,
                     Operations, of the Corporation from 1979 to 1981 and
                     President of McGraw-Hill Information Systems Company from
                     1977 to 1979. He is a director of The Equitable Companies
                     Incorporated, The Equitable Life Assurance Society of the
                     United States, the Harris Corporation and Sprint
     [Picture]       Corporation and a Trustee of Hofstra University. Mr. Dionne
                     has served as a director of the Corporation since 1981 and is Chairman of the Executive Committee.
- --------------------
- --------------------------------------------------------------------------------

- -------------------- DON JOHNSTON, age 67, was from 1978 to 1988 Chairman and
                     Chief Executive Officer of JWT Group, Inc., the parent
                     company of various advertising agencies and public
                     relations and market research firms, including the J.
                     Walter Thompson Advertising Agency. Mr. Johnston is a
                     director of The Equitable Life Assurance Society of the
                     United States. He is a Trustee of Johns Hopkins University
                     and Chairman Emeritus of the International Executive
                     Service Corps. Mr. Johnston has served as a director of the
     [Picture]       Corporation since 1986 and is Chairman of the Nominating
                     and Director Compensation Committee and is a member of the
                     Management Compensation Committee.
- --------------------
- --------------------------------------------------------------------------------

- -------------------- HAROLD W. MCGRAW III, age 45, has been President and Chief
                     Operating Officer of the Corporation since July 1993. He
                     was Executive Vice President, Operations, of the
                     Corporation from December 1989 to July 1993. He was
                     President of the McGraw-Hill Financial Services Company
                     from July 1988 to December 1989. Prior to that he was
                     President of the McGraw-Hill Publications Company from
                     October 1987 to July 1988. He was the Group Vice President
                     of the McGraw-Hill Transportation, Aerospace & Defense
                     Groups, and the publisher of McGraw-Hill's Aviation Week &
                     Space Technology and Commercial Space magazines from 1985
                     to September 1987. From 1983 to 1985, Mr. McGraw was Vice
                     President, Corporate Planning, of the Corporation, and was
                     Assistant Vice President, Pension Investment between 1980
                     and 1983. Prior to joining the Corporation, he held several financial positions at the GTE Corporation, including
                     Assistant Vice President, Pension Investment. He is a
     [Picture]       Trustee of Hartley House (a New York City community
                     settlement house). Mr. McGraw has served as a director of
                     the Corporation since 1987 and is a member of the Financial
                     Policy Committee. (a)(b)
- --------------------
- --------------------------------------------------------------------------------

- -------------------- ALVA O. WAY, age 64, is the Chairman of the Board of IBJ
                     Schroder Bank & Trust Company and a consultant and a
                     director of Schroder (PLC) (London). Mr. Way was the
                     President of the Travelers Corporation, a financial
                     services organization, from 1983 to 1984. He was President of the American Express Company from 1981 to 1983 and Vice
                     Chairman from 1979 to 1981. Previously, Mr. Way was Senior
                     Vice President -- Finance for the General Electric Company
                     from 1977 to 1979 and its Financial Vice President from
                     1973 to 1977. He is a director of Ryder Systems, Inc.,
                     Gould, Inc. and Eli Lilly and Co. He is Chancellor of Brown
                     University and a Trustee of New York Presbyterian Hospital.
     [Picture]       Mr. Way has served as a director of the Corporation since
                     1983 and is Chairman of the Financial Policy Committee and
                     is a member of the Nominating and Director Compensation and
                     Executive Committees.
- --------------------
- --------------------------------------------------------------------------------

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DIRECTORS WHOSE TERMS EXPIRE AT THE 1995 ANNUAL MEETING

- -------------------  GEORGE B. HARVEY, age 62, has been Chairman, President and
                     Chief Executive Officer of Pitney Bowes Inc., a
                     manufacturer of office equipment and business supplies and provider of financial services, since 1983. Mr. Harvey was
                     President and Chief Operating Officer of Pitney Bowes from
                     1981 to 1983. He is a director of Merrill Lynch and
                     Connecticut Mutual Life Insurance Company. Mr. Harvey has
     [Picture]       served as a director of the Corporation since 1985 and is
                     Chairman of the Audit Committee and is a member of the
                     Executive and Financial Policy Committees.
- -------------------
- --------------------------------------------------------------------------------

- -------------------  RICHARD H. JENRETTE, age 64, has been Chairman of the Board since 1987 and Chief Executive Officer since 1990 of The
                     Equitable Companies Incorporated. Mr. Jenrette is also the
                     Chairman of The Equitable Life Assurance Society of the
                     United States, a mutual life insurance company, and
                     Chairman of the Equitable's wholly-owned investment banking subsidiary, Donaldson, Lufkin & Jenrette, Inc. He is a
                     director of Groupe AXA, S.A. and Alliance Capital
                     Management Corp. Mr. Jenrette is a trustee of the
                     Rockefeller Foundation, the University of North Carolina at
                     Chapel Hill and Historic Hudson Valley, where he also
                     serves as its Chairman. He is a member of the Business
     [Picture]       Roundtable. Mr. Jenrette has served as a director of the
                     Corporation since 1993 and is a member of the Financial
                     Policy Committee.
- -------------------
- --------------------------------------------------------------------------------

- -------------------  JOHN L. MCGRAW, age 63, has been engaged in private business ventures for more than the past five years. He was
                     Executive Vice President, Operating Services, of the
                     Corporation from 1974 through 1978. Mr. McGraw has served
     [Picture]       as a director of the Corporation since 1964 and is a member of the Audit, Executive and Management Compensation
                     Committees. (a)(b)
- -------------------
- --------------------------------------------------------------------------------

- -------------------  LOIS DICKSON RICE (Mrs. Alfred B. Fitt), age 61, has been a guest scholar since October 1991 in the Economics Study
                     Program at The Brookings Institution, a research and
                     education organization in the social sciences. Prior to
                     that she had been for more than five years Senior Vice
                     President, Government Affairs, and a director of Control
                     Data Corporation, which applies technology to specialized
                     computer, information and management needs. She has held
                     various positions with the College Board, an educational
                     association, and from 1971 through 1981 served as one of
                     its Vice Presidents. Mrs. Rice is a director of Bell
                     Atlantic of Washington, D.C., International Multifoods,
                     Hartford Steam Boiler Inspection and Insurance Company,
                     Shawmut National Corporation and Unum Corporation. Mrs.
                     Rice is a director of the Harry Frank Guggenheim Foundation and Reading Is Fundamental. She also serves as an Overseer of the Tuck School of Management of Dartmouth College, on
     [Picture]       President Clinton's Foreign Intelligence Advisory Board and
                     is a Trustee of the German Marshall Fund. Mrs. Rice has
                     served as a director of the Corporation since 1988 and is
                     a member of the Audit and Management Compensation
                     Committees.
- -------------------

- --------------------------------------------------------------------------------

(a) Harold W. McGraw III and John L. McGraw are cousins.
(b) Harold W. McGraw III is the son of Harold W. McGraw, Jr. John L. McGraw is the cousin of Harold W. McGraw, Jr.

- --------------------------------------------------------------------------------

                    INFORMATION AS TO COMMITTEES, ATTENDANCE
                       AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit, Management Compensation and Nominating and Director Compensation Committees.

The Audit Committee is comprised of Mrs. Lois Dickson Rice and Messrs. John T. Hartley, George B. Harvey, John L. McGraw and Paul J. Rizzo. During 1993 the Audit Committee held three meetings. The functions performed by the Audit Committee include: (a) reviewing and approving the scope and coverage of the Corporation's annual audit and the division of duties between the Corporation's independent auditors and internal auditors; (b) discussing any significant difficulties encountered or significant findings made during the annual audit;
(c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit; (d) reviewing with the Corporation's independent auditors and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the scope of the duties of the internal audit function; (f) reviewing and approving, from time to time, with the Corporation's senior management the Corporation's Code of Business Ethics to determine compliance with such Code; (g) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent auditors; and
(h) recommending to the Board of Directors each year the firm of independent auditors to be retained for the following year.

The Management Compensation Committee is comprised of Mrs. Lois Dickson Rice and Messrs. Don Johnston, Peter O. Lawson-Johnston, David L. Luke III and John L. McGraw. During 1993 the Management Compensation Committee held five meetings. The functions performed by the Management Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management; (b) administering the Corporation's management incentive plans; (c) administering the Corporation's stock incentive plans; and
(d) authorizing and approving any special compensation arrangements for senior management.

The Nominating and Director Compensation Committee is comprised of Messrs. John
T. Hartley, Don Johnston, Peter O. Lawson-Johnston, David L. Luke III and Alva
O. Way. During 1993 the Nominating and Director Compensation Committee held three meetings. The functions performed by the Committee include: (a) recommending to the Board of Directors the slate of nominees for election as directors at each Annual Meeting or for election by the Board of Directors on an interim basis; (b) recommending to the Board of Directors individuals to fill vacancies on it; (c) evaluating, on a continuing basis, possible candidates to serve on the Board of Directors; (d) recommending to the Board of Directors appropriate compensation to be paid to the directors; and (e) administering the 1993 Stock Payment Plan for Directors. The Nominating and Director Compensation Committee is willing to consider recommendations of nominees by a shareholder if the shareholder submits the nomination in compliance with the advance notice, informational and other requirements set forth in the Corporation's By-Laws. Shareholders should direct such recommendations of nominees to the Nominating and Director Compensation Committee, c/o the Secretary of the Corporation at 1221 Avenue of the Americas, New York, New York 10020. The Corporation's By-Laws also contain detailed procedures, including time limitations, which a shareholder must comply with in order to introduce an item of business at a meeting of shareholders.

In addition to the above mentioned three committees, the Corporation's Board of Directors has an Executive Committee and a Financial Policy Committee.

The Board of Directors of the Corporation held a total of nine meetings during 1993. All directors attended at least 75% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served. The overall attendance record for all directors as a group during 1993 was 91.5%.

Outside directors receive from the Corporation an annual fee of $25,000 for serving on the Board of Directors, plus $850 for each board meeting which they attend. In addition, outside directors receive $750 for each meeting of the Audit, Management Compensation, Financial Policy and Nominating and Director Compensation Committees which they attend. Outside directors who are members of the Executive Committee receive an annual fee of $1,000. Inside directors, who are employees of the Corporation, do not receive any fees for serving on the board or for attending meetings of board committees. At the 1993 Annual Meeting, shareholders approved the 1993 McGraw-Hill Stock Payment Plan For Directors. Accordingly, effective May 1, 1993 and thereafter, twenty percent of the annual retainer fee is paid to the outside directors in the form of Common Stock in lieu of cash, together with a cash payment equal to the product of the number of shares of Common Stock issued to the director for the year as provided above multiplied by the aggregate cash dividends paid by the Corporation on a share of Common Stock during the year.

Effective July 1, 1989, the Board of Directors adopted the Directors Retirement Plan which provides for annual retirement and disability benefits to be paid to each non-employee director of the Corporation upon retirement at or after age 65 or in the event of disability in an amount equal to 10% of the then annual retainer fee for each year of service on the Board, provided that the director shall have been a Board member for at least five years.

Pursuant to the Director Deferred Compensation Plan, the Corporation currently has agreements with Mrs. Lois Dickson Rice and Messrs. Vartan Gregorian, George
B. Harvey, John L. McGraw, Paul J. Rizzo and Alva O. Way, respectively, to defer payment to them of all or a portion of their annual cash retainer and board and committee meeting fees which would otherwise be due and payable to them in connection with their service on the Board of Directors. Interest on the deferred amount is to be based on the average of a corporate bond index for the previous five calendar years plus an additional amount currently estimated at

6%, except that with respect to new agreements to defer or agreements to defer added amounts entered into after December 3, 1986, interest will be payable at the monthly equivalent of a corporate bond index for the preceding year plus 2% (up to a maximum of 150% of the bond index).

INDEMNIFICATION

Each of the directors and certain of the executive officers have entered into an indemnification agreement with the Corporation pursuant to which each director and executive officer shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in any action or proceeding, whether civil or criminal, or any appeal therein, to the fullest extent permitted by the applicable provisions of the New York Business Corporation Law. Such indemnification will be reduced to the extent that a director or executive officer is effectively indemnified by directors' and officers' liability insurance maintained by the Corporation. The Corporation has for many years carried directors' and officers' liability insurance coverage. The Corporation's current insurance coverage was purchased for the one year period commencing at 12:01 a.m. on June 26, 1993 and extending through 12:01 a.m. of June 26, 1994, at an annual aggregate premium of approximately $760,000. This coverage, subject to a number of standard exceptions, indemnifies the directors and officers of the Corporation, whether elected or appointed, for liabilities or losses incurred in the performance of their duties up to an aggregate sum of $65,000,000. This coverage is also subject to the following deductibles: $5,000 per director or officer per claim; $50,000 for all directors and officers in the aggregate per claim; and $350,000 per loss for corporate reimbursement. The Corporation has purchased this insurance coverage from National Union Fire Insurance Company of Pittsburgh, PA.; Federal Insurance Company; Fidelity & Casualty Company of New York; and Great American Insurance Companies. No sums have been paid under this coverage to the Corporation or any directors or officers nor have any claims for reimbursement been made under this policy.

           BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK (a)

The following table indicates the beneficial ownership of the Corporation's Common Stock as of February 3, 1994, by (1) each of the directors and nominees,
(2) the chief executive officer and the other four most highly compensated executive officers and (3) all directors, nominees and executive officers of the Corporation as a group, based upon information supplied by each of the directors, nominees and officers:


- ----------------------------------------------------------------------------------------------------------------------------
                                                                                 Right to
                                                   Sole          Shared           Acquire
                                                  Voting         Voting        Shares within        Total
                                                 Power and      Power and           60              Number
                                                   Sole          Shared           Days by         of Shares       Percent of
                                                 Investment      Invest-         Exercise        Beneficially       Common
         Name of Beneficial Owner                  Power       ment Power       of Options          Owned          Stock(a)
- ----------------------------------------------------------------------------------------------------------------------------
Robert J. Bahash                                    24,125                         34,006             58,131          (b)
Joseph L. Dionne(c)                                104,227                         97,713            201,940          (b)
Vartan Gregorian                                       151                                               151          (b)
John T. Hartley                                      1,051                                             1,051          (b)
George B. Harvey                                       702                                               702          (b)
Richard H. Jenrette                                     51                                                51          (b)
Don Johnston                                         2,051                                             2,051          (b)
Robert N. Landes                                    15,232                          9,474             24,706          (b)
Peter O. Lawson-Johnston                             2,051                                             2,051          (b)
  As a Trustee of a Trust                                          4,700(d)                            4,700          (b)
Linda Koch Lorimer(e)                                  500                                               500          (b)
David L. Luke III                                    1,051                                             1,051          (b)
Harold W. McGraw III                                61,740                         37,682             99,422          (b)
John L. McGraw                                     815,375                                           815,375           2%
Lois Dickson Rice                                      251                                               251          (b)
Paul J. Rizzo                                        1,051                                             1,051          (b)
James H. Ross                                          251                                               251          (b)
Thomas J. Sullivan(f)                               25,676                         36,613             62,289          (b)
Alva O. Way                                          1,051                                             1,051          (b)
All Directors and Executive Officers of the
  Corporation as a group (a total of 24
    persons, including those named
    above) (g)(h)                                1,082,903         5,200          253,958          1,342,061           3%
- ----------------------------------------------------------------------------------------------------------------------------

(a) To the Corporation's knowledge, no person is the beneficial owner of more than 5% of the Corporation's Common Stock, other than Delaware Management Company, Inc. ("Delaware Management"), a registered investment adviser, which in that capacity through operating subsidiaries manages client accounts. On February 14, 1994, Delaware Management advised the Corporation by furnishing the Corporation with its Schedule 13G filed with the Securities and Exchange Commission that it beneficially owned in the aggregate 4,300,960 shares or 8.71% of the outstanding Common Stock. Delaware Management has certified in its
Schedule 13G filing that the Corporation's Common Stock was acquired in the ordinary course of business and was not acquired for the purpose of changing or influencing control of the Corporation. None of the directors, nominees or officers owns securities of the Corporation other than Common Stock. The number of shares of Common Stock outstanding on February 3, 1994 (excluding treasury shares) was 49,463,373. The percent of Common Stock is based on such number of shares and is rounded off to the nearest one percent.

(b) Less than 1%.

(c) Joan F. Dionne, the wife of Joseph L. Dionne, is the beneficial owner of 5,380 shares of Common Stock. These shares have not been included in the above table.

(d) The Trustee disclaims any beneficial interest in these shares.

(e) Linda Koch Lorimer acquired beneficial ownership of these 500 shares of Common Stock on February 8, 1994. Ms. Lorimer was elected to the Board of Directors of the Corporation on February 23, 1994.

(f) Thomas J. Sullivan, Jr., the son of Thomas J. Sullivan, is the beneficial owner of 1,954 shares of Common Stock. These shares have not been included in the above table.
(g) Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

(h) Harold W. McGraw, Jr., Chairman Emeritus of the Corporation, is the beneficial owner of 1,264,250 shares of Common Stock, which is approximately 3% of the Corporation's issued and outstanding Common Stock. In addition, Anne P. McGraw, the wife of Harold W. McGraw, Jr., is the beneficial owner of 40,000 shares of Common Stock. None of these shares has been included in the above table.

                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other four most highly compensated executive officers (the "Named Officers") for services rendered in all capacities to the Corporation in 1991, 1992 and 1993:

                           SUMMARY COMPENSATION TABLE

- ----------------------------------------------------------------------------------------------------------------------------
                                                                                 LONG-TERM COMPENSATION
                                           ANNUAL COMPENSATION                     Awards            Payouts
             Name                                            Other         ----------------------   ---------     ALL
             and                                             Annual        Restricted  Securities   Long-Term    OTHER
          Principal                                         Compen-          Stock     Underlying   Incentive   COMPEN-
           Position            Year    Salary     Bonus     sation(a)      Awards(b)    Options      Payouts     SATION
- ----------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne               1993   $750,000   $669,008   $ 65,689           0         19,750         0       $151,377(c)
  Chairman and                 1992    710,000    559,125     80,293           0         20,250         0         91,571
  Chief Executive Officer      1991    710,000    124,250     72,552           0         16,200         0        117,797
Harold W. McGraw III           1993   $479,167   $351,707   $142,612           0         10,000         0       $ 71,057(c)
  President and                1992    420,667    283,950     38,275           0         10,375         0         43,920
  Chief Operating Officer      1991    375,000     56,250     32,963           0          8,300         0         49,546
Robert J. Bahash               1993   $340,000   $291,284   $ 28,689           0          7,000         0       $ 52,743(c)
  Executive Vice President,    1992    321,000    198,619     32,928           0          9,000         0         35,815
  Chief Financial Officer      1991    300,000     41,250     26,237           0          7,200         0         40,126
Thomas J. Sullivan             1993   $325,500   $228,132   $ 28,689           0          7,000         0       $ 54,409(c)
  Executive Vice President,    1992    310,000    196,875     33,996           0          9,000         0         38,296
  Administration               1991    297,000     43,750     29,630           0          7,200         0         44,354
Robert N. Landes               1993   $290,500   $168,074   $ 10,855           0          2,800         0       $ 38,491(c)
  Executive Vice President,    1992    278,000    125,100     13,727           0          3,375         0         28,641
  General Counsel              1991    266,000     26,600     13,598           0          2,700         0         31,169
- ----------------------------------------------------------------------------------------------------------------------------

(a) Represents dividend equivalents paid on outstanding Long-Term Restricted Performance Share Awards. With respect to Mr. McGraw, the amount disclosed also represents the value of certain personal benefits for 1993, including personal transportation expenses of $105,205.

(b) The number and value of Restricted Stock and Restricted Performance Share holdings at year end were as follows:
- ------------------------------------------------------------

                                       1993
                  ----------------------------------------------
                               Unearned
                              Restricted
                  Restricted  Performance              Value
                    Stock       Shares     Total   (at $67.625)*
- ----------------------------------------------------------------
J. L. Dionne         8,960       28,811    37,771   $ 2,554,264
H. W. McGraw III     4,100       15,476    19,576     1,323,827
R. J. Bahash         3,040       12,583    15,623     1,056,505
T. J. Sullivan       3,940       12,583    16,523     1,117,368
R. N. Landes         2,160        4,761     6,921       468,033
- ----------------------------------------------------------------


* Based on the closing price of McGraw-Hill Common Stock on December 31, 1993 Dividend equivalent payments equal to the dividend paid on the Corporation's Common Stock were paid in cash on Restricted Stock and Restricted Performance Shares in 1993.

(c) For 1993, the dollar value reported in this column includes the following items:
- ------------------------------------------------------------

                                     1993 Company
                      Above Market   Contribution
                      Interest on     to Defined
                        Deferred     Contribution
                      Compensation       Plans        Total
- ------------------------------------------------------------
J. L. Dionne            $ 28,001       $ 123,376     $151,377
H. W. McGraw III               0          71,057       71,057
R. J. Bahash               3,014          49,729       52,743
T. J. Sullivan             5,099          49,310       54,409
R. N. Landes                   0          38,491       38,491

- ------------------------------------------------------------

                             OPTION GRANTS IN 1993

The following table sets forth all grants of stock options made during 1993 pursuant to the 1987 Key Employee Stock Incentive Plan to the Named Officers in the Summary Compensation Table:

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Potential Realizable Value at
                                                                                               Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option
                                                   Individual Grants                                       Term(a)
                                   --------------------------------------------------        --------------------------------------
                                   Number of    % of Total
                                   Securities    Options
                                   Underlying   Granted to     Exercise
                                    Options    Employees in    or Base     Expiration
               Name                 Granted        1993         Price         Date                 5%                   10%
- -----------------------------------------------------------------------------------------------------------------------------------
J. L. Dionne                          19,750 (b)    4.69%      $60.9375     1/03/2003(c)     $      756,885        $    1,918,094
H. W. McGraw III                      10,000 (b)    2.37%      $60.9375     1/03/2003        $      383,233        $      971,187
R. J. Bahash                           7,000 (b)    1.66%      $60.9375     1/03/2003        $      268,263        $      679,831
T. J. Sullivan                         7,000 (b)    1.66%      $60.9375     1/03/2003        $      268,263        $      679,831
R. N. Landes                           2,800 (b)    0.66%      $60.9375     1/03/2003(c)     $      107,305        $      271,932
All Shareholders                         N/A        N/A             N/A           N/A        $1,886,793,474(d)     $4,781,511,218(d)
All Optionees                        422,000       100%        $60.9427(e)        (e)        $   16,173,783        $   40,987,594
Optionees' Gain as % of
All Shareholders' Gain                   N/A        N/A             N/A           N/A                 0.86%                 0.86%
- -----------------------------------------------------------------------------------------------------------------------------------

(a) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the maximum option term of 10 years and therefore are not intended to and may not accurately forecast possible future appreciation, if any, of the Corporation's Common Stock price.

(b) The awards, which were granted pursuant to the 1987 Key Employee Stock Incentive Plan, were for nonqualified stock options and provide that one-half of the option vests on January 4, 1994, the first anniversary of the grant, and the remaining one-half vests on January 4, 1995, the second anniversary of the grant. In the event of a change in control of the Corporation, the option becomes fully vested.

(c) In accordance with the Corporation's normal retirement policy and the post-retirement exercise period of three years under the 1987 Key Employee Stock Incentive Plan, these individuals may have an earlier expiration date for their respective option grant than the date shown above. Accordingly, Mr. Dionne's option may expire on June 29, 2001, and Mr. Landes' option may expire on December 30, 1998.

(d) The amount shown represents the hypothetical return to all shareholders of the Corporation's Common Stock assuming that all the shareholders purchased the Corporation's Common Stock at the close of business on January 4, 1993 at a purchase price of $60.9427, the average price for all optionees, and that all shareholders hold the Common Stock continuously for a ten-year period. The number of outstanding shares of Common Stock on January 4, 1993 was 49,229,475. The hypothetical return presented is not intended as a projection of the future performance of McGraw-Hill Common Stock, but rather is provided for illustrative purposes only.

(e) Expiration dates range from January 3, 2003 through March 22, 2003. $60.9427 represents the average exercise price of the grants to all optionees. All grants were made at the fair market value of the Corporation's Common Stock at the time of the grant.

       AGGREGATE OPTION EXERCISES IN 1993 AND 1993 YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during 1993 and the number and value of unexercised options as of December 31, 1993:

- ---------------------------------------------------------------------------------------------------------------
                                                         Number of Securities
                                                        Underlying Unexercised         Value of Unexercised
                                                              Options at               In-the-Money Options
                                                           December 31, 1993          at December 31, 1993(a)
                         Shares Acquired    Value     ---------------------------   ---------------------------
         Name              on Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
- ---------------------------------------------------------------------------------------------------------------
J. L. Dionne                   2,080       $29,250       77,713         29,875       $ 825,861      $ 239,656
H. W. McGraw III                   0             0       27,494         15,188         266,980        121,998
R. J. Bahash                     478         7,051       26,006         11,500         266,097         94,625
T. J. Sullivan                 1,588        21,339       28,613         11,500         299,801         94,625
R. N. Landes                   5,587        88,487        6,386          4,488          23,133         36,660
- ---------------------------------------------------------------------------------------------------------------

(a) Based on the closing price of McGraw-Hill Common Stock on December 31, 1993 of $67.625 as reported on the New York Stock Exchange Composite Transactions Tape.

                    LONG TERM INCENTIVE PLAN AWARDS IN 1993

The following table sets forth information concerning long-term incentive awards granted during 1993 to the Named Officers pursuant to the 1987 Key Employee Stock Incentive Plan:

- ---------------------------------------------------------------------------------------------------------------
                                                                            Estimated Future Payout
                                                                       Under Non-Stock Price Based Plans
                                                                      ------------------------------------
                             Number of          Performance Period    Threshold      Target      Maximum
                             Restricted                Until          Number of    Number of    Number of
        Name           Performance Shares(a)   Maturation or Payout     Shares       Shares       Shares
- ---------------------  ----------------------  ---------------------  ----------   ----------   ----------
J. L. Dionne                9,231 shares              3 Years            1,846        9,231       13,847
H. W. McGraw III            5,491 shares              3 Years            1,098        5,491        8,237
R. J. Bahash                3,958 shares              3 Years              792        3,958        5,937
T. J. Sullivan              3,958 shares              3 Years              792        3,958        5,937
R. N. Landes                1,536 shares              3 Years              307        1,536        2,304
- ---------------------------------------------------------------------------------------------------------------

(a) Restricted Performance Share Awards pursuant to the 1987 Key Employee Stock Incentive Plan with payment in the Corporation's Common Stock based upon the degree of achievement of a three-year cumulative compound earnings per share growth goal ("the EPS goal") maturing on December 31, 1995. The awards do not provide for interim payments (other than the payment of dividend equivalents). The threshold amount will be earned at the achievement of 60% of the EPS goal, the target amount will be earned at the achievement of 100% of the EPS goal and the maximum award amount will be earned at the achievement of 120% or more of the EPS goal. The Restricted Performance Shares are entitled to dividend equivalent payments and voting rights comparable to the Corporation's Common Stock based upon the target number of shares awarded.

In the event of a change in control of the Corporation, all of the financial goals are deemed to have been satisfied, and the recipient will receive the target amount no later than the normal maturity date of the award.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return of the S&P Composite-500 Stock Index and the cumulative total return for a group of peer companies for the five-year period commencing on January 1, 1989 and ending on December 31, 1993.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

            AMONG MCGRAW-HILL, S&P 500 INDEX AND PEER GROUP INDEX**

                                                      CURRENT
   MEASUREMENT PERIOD                                1994 PEER   PRIOR 1993
  (FISCAL YEAR COVERED)   MCGRAW-HILL    S&P 500      GROUP     PEER GROUP
   --------------------   -----------    -------     ---------  -----------
       1988                  100          100          100          100
       1989                  94           132          109          111
       1990                  91           128           92           93
       1991                  103          166          117          114
       1992                  114          179          128          127
       1993                  131          197          148          156

Assumes $100 Invested on December 31, 1988 in McGraw-Hill Common Stock, S&P 500 Index and Peer Group Index

 * Total return assumes reinvestment of dividends

** Companies comprising the Current 1994 Peer Group: Dow Jones & Company, Inc.,
   The Dun & Bradstreet Corporation, Gannett Co., Inc., Houghton Mifflin Company, Knight-Ridder Inc., Meredith Corporation, The New York Times Company, The Times Mirror Company, and Tribune Company. The Prior 1993 Peer Group contained the same companies which were included in the Current 1994 Peer Group, except that Paramount Communications Inc. was included in the Prior 1993 Peer Group and has been eliminated from the Current 1994 Peer Group, because as a result of the recent sale of Paramount, there has been extreme volatility in its stock price.

                  MANAGEMENT COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

INTRODUCTION

The McGraw-Hill executive compensation program (the "Program") is administered by the Management Compensation Committee of the Board of Directors (the "Committee") which is composed of the individuals listed below who are independent outside directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management. The Committee regularly reports to the Board of Directors on its activities and decisions and meets in executive session at year end to review the CEO's performance.

PHILOSOPHY

The Program has been designed to enable the Corporation to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The Program consists of three key elements:
(1) base salaries which reflect competitive marketplace data and evaluated individual performance; (2) annual in-centive opportunities which are payable in cash for the achievement of annual financial performance goals established by the Committee; and (3) long-term stock-based incentive opportunities consisting of annual grants of restricted performance shares, which are payable for the achievement of three-year financial performance goals established by the Committee, and annual stock option grants. The long-term stock-based incentive opportunities are intended to align the interests of senior management with those of the Corporation's shareholders.

The Corporation's executive compensation program is structured so that at higher management levels a larger portion of annual compensation is variable, based on company performance, and a larger portion of total compensation is composed of long-term stock-based compensation. At the CEO level, approximately two-thirds of Mr. Dionne's total compensation package is at risk depending upon the Corporation's performance.

In designing and administering the individual elements of the Program, the Committee strives to balance short and long-term incentive objectives and to employ prudent judgement in establishing financial performance criteria, evaluating performance and determining actual incentive payments. It is not the Committee's practice in administering this Program to provide an employment contract to any member of senior management. The Committee's policy with respect to the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code is to qualify such compensation for deductibility where practicable. In this regard, the Corporation has amended the 1993 and 1987 Key Employee Stock Incentive Plans to add an individual limit to stock option grants and plans to defer payout of other compensation until it is tax deductible by the Corporation or to otherwise comply with Section 162(m) of the Internal Revenue Code.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to 1993 compensation.

PROGRAM COMPETITIVENESS

Each element of the Program is intended to be fully competitive with comparable elements of competitor companies in the publishing, information and media industry. Salary ranges are established for each position annually using a third-party consultant survey of publishing, information and media industry compensation practices, which includes the compensation practices of the companies included in the peer group index of the Performance Graph (the "Peer Group"). The midpoints of the salary ranges are established to be competitive with the median base salary levels reported in the survey.

The annual incentive award opportunities are established by the Committee based on recommendations developed by an independent compensation consulting firm selected by the Committee. These recommended incentive opportunities are also intended to be competitive with median levels of competitor incentive opportunities using available incentive opportunity data for the competitor companies included in the Peer Group and incentive opportunity data from a third-party media industry compensation survey of other publishing, information and media companies.

The long-term incentive grant guidelines were most recently reviewed and reset by the Committee in late 1992 and were used in making the 1993 grants. These grant guidelines are intended to provide median competitive long-term compensation opportunities if the assumptions as to goal achievement and stock price growth are realized. The guidelines are anticipated to remain in effect for a multiple-year period until reviewed and reset by the Committee. The grant guidelines are derived from general industry long-term incentive grant data which is adjusted by an independent consultant to reflect the long-term incentive grant practices of publishing, information and media industry companies including those in the Peer Group.

ANNUAL SALARY AND INCENTIVE COMPENSATION

Annual total cash compensation for senior management consists of base salary and the annual incentive awards earned under the Key Executive Short-Term Incentive Compensation Plan. Base salaries are administered within a system designed to reflect the competitive marketplace, evaluated position responsibilities and individual performance. The base salaries for senior executives other than the CEO are recommended by Mr. Dionne based on the above criteria, and are reviewed and approved annually by the Committee.

Target awards established under the Key Executive Short-Term Incentive Compensation Plan are expressed as a percentage of each participant's base salary. Mr. Dionne's target annual incentive award for 1993 was 70% of salary. The maximum payment opportunity is set at 150% of the annual target award. Payment of the annual incentive awards for Mr. Dionne and the other executives named in the Summary Compensation Table is based on the company's performance in relation to pre-established minimum, target and maximum earnings per share payment goals approved by the Committee at the beginning of the plan year. The Committee establishes performance goals which, in its view, represent a significant achievement in relation to the general outlook and prospects for publishing, information and media companies during the coming year and the Corporation's prior performance.

LONG-TERM INCENTIVE COMPENSATION

The long-term incentive compensation program for senior management consists of two types of annual stock awards -- restricted performance shares and stock options. The 1993 long-term incentive awards were granted under the 1987 Key Employee Stock Incentive Plan, which Plan was approved by shareholders in 1988.

Restricted performance share awards are granted annually under Committee-approved grant guidelines which relate the size of the awards to salary or salary range midpoints. The grant guideline for Mr. Dionne is 75% of salary. The awards vest at the end of a three-year award cycle within a range of 0 to 150% of the shares awarded, subject to the achievement of minimum, target and maximum cumulative compound earnings per share growth goals established at the start of the award cycle by the Committee for Mr. Dionne and the other executives named in the Summary Compensation Table. These awards are subject to forfeiture if the minimum performance goal is not attained or if employment is terminated for certain reasons before the shares become vested. During the award cycle, participants receive dividend equivalent payments on the shares and also have the right to vote the awarded shares.

In early 1994, the Committee reviewed the degree of achievement of the cumulative compound earnings per share growth goals established for the 1991 Restricted Performance Share Award which matured on December 31, 1993. The earnings per share growth for this award fell below the minimum performance goal established by the Committee. As a result, the Committee determined that there would be no payment to participants for the 1991 Award, who were measured on earnings per share growth, and the shares based on this performance measure were forfeited and returned to the Corporation.

The second component of the long-term incentive award program consists of stock option awards which are granted annually. Stock options provide the right to purchase shares of McGraw-Hill Common Stock at the fair market value (the average of the high and low trading prices) on the date of grant. These grants are awarded under Committee-approved guidelines which relate the number of shares granted to salary grade levels with larger grants being made to executives at higher grade levels. Each stock option becomes exercisable in two equal annual installments commencing one year after grant, and has a ten-year maximum term.

The size of the annual awards of restricted performance shares and stock options provided under the Committee-approved guidelines are not reduced for any current stock holdings or previous awards held by a participant and are not dependent upon and are not adjusted for individual or company performance except in unusual circumstances.

1993 CEO COMPENSATION

Mr. Dionne's base salary is reviewed and established annually by the Committee. As part of its review, the Committee considered competitive CEO base salary information from publishing, information and media industry companies identified by the Committee, including the Peer Group, Mr. Dionne's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during this period. Effective January 1, 1993, the Committee increased Mr. Dionne's base salary by 5.6% to $750,000, based on its review and assessment of the factors and criteria described above.

In early 1994, the Committee reviewed and approved the 1993 annual incentive award payments for Mr. Dionne and the other named executives under the Key Executive Short-Term Incentive Compensation Plan. These payments are shown in the Bonus column of the Summary Compensation Table. For purposes of determining 1993 incentive compensation payments, the Committee adjusted reported 1993 earnings per share to exclude the unusual charges associated with the purchase and operation in the fourth quarter of 1993 of the 50% interest in Macmillan/McGraw-Hill School Publishing Company which was not previously owned by McGraw-Hill and for the increase in the corporate federal tax rate under the 1993 Omnibus Budget Reconciliation Act which was retroactive to January 1, 1993. Based on these adjustments, the earnings per share for 1993 exceeded the Committee-established target payment goal and the incentive payments to the participants were equal to 127% of target opportunity, resulting in a 1993 short-term incentive payment to Mr. Dionne of $669,008.

The 1993 long-term incentive awards which the Committee approved for Mr. Dionne were made in accordance with the grant guidelines established at the end of 1992. Mr. Dionne's 1993 awards, consisting of 9,231 restricted performance shares which will mature on December 31, 1995 subject to the achievement of the earnings per share goal established for this award and 19,750 stock option shares, are disclosed in the Long-Term Incentive Plan Awards Table and the Option Grants Table along with the 1993 awards to the other named executives.

CLOSING STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee, and commensurately, there should be comparable downside risks to compensation when performance does not meet these standards.

In its view, the Committee believes that McGraw-Hill's executive compensation program is meeting and fulfilling the goals contained in the program's philosophy.

The foregoing report has been furnished by Don Johnston
  Peter O. Lawson-Johnston
  David L. Luke III (Chairman)
  John L. McGraw
  Lois Dickson Rice.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Management Compensation Committee is comprised of Messrs. Don Johnston, Peter O. Lawson-Johnston, David L. Luke III, John L. McGraw and Mrs. Lois Dickson Rice.

Mr. John L. McGraw, a member of the Committee, was Chairman of the Board of Directors of the Corporation from 1968 to 1974 and was Executive Vice President, Operating Services, of the Corporation from 1974 to 1978.

Mr. Joseph L. Dionne, the Corporation's Chairman and Chief Executive Officer, is a director of and chairman of the compensation committee of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States. Mr. Richard H. Jenrette is Chairman, Chief Executive Officer and a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States as well as being a director of McGraw-Hill.

Mr. Dionne is a director and a member of the compensation committee of the Harris Corporation. Mr. John T. Hartley is Chairman of the Board and Chief Executive Officer of the Harris Corporation and a director of McGraw-Hill.

                        DEFINED BENEFIT RETIREMENT PLANS

The officers named in the Summary Compensation Table are entitled to retirement benefits under three defined benefit plans maintained by the Corporation: the Employee Retirement Plan ("ERP"), the Employee Retirement Plan Supplement ("ERP Supplement") and the Senior Executive Supplemental Death, Disability and Retirement Benefits Plan (the "Supplemental Benefits Plan"). Under the Supplemental Benefits Plan, a participant is entitled to receive upon normal retirement at age 65, an annual retirement benefit equal to 55% of the participant's highest rate of annual base salary and highest target opportunity under the Key Executive Short-Term Incentive Compensation Plan during the 36-month period before retirement, reduced by the participant's annual retirement benefits under ERP and ERP Supplement, the annual annuity value, if any, of the participant's hypothetical account balance maintained pursuant to ERP, the participant's annual retirement benefit under pension plans of any previous employers and the participant's annual Social Security retirement benefit.

ERP provides participants with retirement benefits based upon career compensation. These benefits are subject to limitation under certain provisions of the Internal Revenue Code. Prior to July 1, 1986, ERP required participants to make contributions to said Plan. Subsequent to July 1, 1986, ERP was amended so that the Corporation is to make all of the required contributions to the Plan and participants are no longer required to make contributions thereto. In addition, effective as of January 1, 1989, the benefit formula for service after December 31, 1988 was amended to be 1.4% of each year's earnings for participants age 45 with five years of continuous service as of June 30, 1986 and whose age and service totalled at least sixty, and 1.0% of each year's earnings for other participants, and the vesting schedule of ERP was amended to provide that participants are 100% vested after completion of five years of continuous service with the Corporation. Under ERP Supplement, participants are provided with retirement benefits which would have been provided under ERP except for the limitations imposed by the Internal Revenue Code.

The following table sets forth the annual benefits under ERP, ERP Supplement, and the Supplemental Benefits Plan (computed based on a straight life annuity) payable upon retirement at age 65 to each of the Named Officers based upon the Corporation's contributions and the executive's 1993 compensation (salary and 1993 target opportunity under the Key-Executive Short-Term Incentive Compensation Plan for purposes of the Supplemental Benefits Plan), which are not subject to any deduction for Social Security benefits:

                         ANNUAL RETIREMENT BENEFIT FROM
                            CORPORATE CONTRIBUTIONS

- -----------------------------------------------------------------------------------------------------------
                                                                                 Supplemental
                                                                 ERP and           Benefits
                            Name                              ERP Supplement         Plan           Total
- ------------------------------------------------------------  --------------     ------------     ---------
Joseph L. Dionne                                                 $227,000          $292,000       $ 519,000
Harold W. McGraw III                                             $158,000          $237,000       $ 395,000
Robert J. Bahash                                                 $105,000          $157,000       $ 262,000
Thomas J. Sullivan                                               $100,000          $ 71,000       $ 171,000
Robert N. Landes                                                 $ 77,000          $ 80,000       $ 157,000

- -----------------------------------------------------------------------------------------------------------

Pursuant to the Supplemental Benefits Plan, in the event of involuntary termination of employment without cause or resignation of employment by the employee for good reason within two years after a change of control of the Corporation, or resignation by the employee for any reason during the thirty day period following the first anniversary of such change of control, participants shall receive a lump sum payment actuarially equivalent to the monthly retirement benefit they would have received based upon from 44% to 55% of their final monthly earnings and target opportunity under the Key Executive Short-Term Incentive Compensation Plan, depending upon their age at the date of termination. The Supplemental Benefits Plan is administered by the Management Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

SENIOR EXECUTIVE SEVERANCE PLAN

Effective January 28, 1987, the Board of Directors adopted the Senior Executive Severance Plan, which Plan provides that if the employment of a participating senior executive of the Corporation is involuntarily terminated without cause or the executive resigns for good reason, the executive shall receive a minimum severance payment of 12 months base salary and a maximum severance payment of 24 months base salary, the actual amount of severance to be based upon 1.6 multiplied by the number of years of continuous service with the Corporation. In addition, each participant shall continue to participate in the Corporation's retirement, life, medical and other insurance benefit plans and programs during the period the participant receives severance payments, or in lieu thereof, each participant shall receive an additional cash payment equal to 10% of the severance amount. The receipt of payments by participants pursuant to the Senior Executive Severance Plan is in lieu of receiving benefits pursuant to the Corporation's regular separation allowance plan, which plan is applicable to all full-time employees of the Corporation. On September 28, 1988 the Plan was amended to provide that benefits will be payable to participants who voluntarily terminate their employment within a thirty day period one year after a change in control of the Corporation has occurred. The Senior Executive Severance Plan is administered by the Management Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

            2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

During the year ended December 31, 1993, Ernst & Young audited the consolidated financial statements of the Corporation and its subsidiaries.

The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young to serve as the Corporation's independent auditors for 1994. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. Ernst & Young has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of Ernst & Young is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the selection by the Board of Directors of Ernst & Young as independent auditors for this Corporation and its subsidiaries for 1994 be, and hereby is, ratified and approved.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

                               3.   OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Corporation's directors, executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Corporation.

Based solely on the Corporation's review of copies of such reports and written representations that no other reports were required, the Corporation believes that Mr. John L. McGraw filed one late report on August 16, 1993 which disclosed five transactions, which report should have been filed by August 10, 1993.

SHAREHOLDER PROPOSALS FOR 1995

Shareholder proposals which may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 1995 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices, 1221 Avenue of the Americas, New York, New York 10020, on or before November 22, 1994. Such proposals when submitted must be in full compliance with applicable laws.

By Order of the Board of Directors

Robert N. Landes
Executive Vice President,
General Counsel and Secretary

New York, New York
March 21, 1994

[logo]
MCGRAW-HILL, INC.
VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, APRIL 27, 1994
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEES' INVESTMENT PLAN OF MCGRAW-HILL BROADCASTING COMPANY, INC. AND ITS SUBSIDIARIES ("EIP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 10, 1994, at the Annual Meeting of Shareholders to be held on April 27, 1994, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 20, 1994. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------
     EIP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR all nominees in Items 1a and 1b, and a vote FOR Proposal 2:

1a-Election of Linda Koch Lorimer as a director for a two-year term expiring at the 1996 Annual Meeting:

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                 to vote for the nominee(s)
[ ]                                        [ ]

1b-Election of the following nominees as directors for three-year terms expiring at the 1997 Annual Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                 to vote for the nominee(s)
[ ]                                        [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.

[logo]
MCGRAW-HILL, INC.
VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, APRIL 27, 1994
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN OF MCGRAW-HILL, INC. AND ITS SUBSIDIARIES ("SIP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 10, 1994, at the Annual Meeting of Shareholders to be held on April 27, 1994, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 20, 1994. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- ---------------
McGraw-Hill SIP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR all nominees in Items 1a and 1b, and a vote FOR Proposal 2:

1a-Election of Linda Koch Lorimer as a director for a two-year term expiring at the 1996 Annual Meeting:

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                 to vote for the nominee(s)
[ ]                                        [ ]

1b-Election of the following nominees as directors for three-year terms expiring at the 1997 Annual Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                 to vote for the nominee(s)
[ ]                                        [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR              AGAINST              ABSTAIN
[ ]              [ ]                  [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


Signature(s)
             ------------------------------------------------------------

Date
         ---------------------------

NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.

[logo]
MCGRAW-HILL, INC.

      The undersigned appoints Robert N. Landes and Thomas J. Sullivan, and each of them, proxies with full power of substitution, to vote the shares of stock of McGraw-Hill, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of said Corporation to be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, N.Y. 10020 on Wednesday, April 27, 1994, at 11 A.M., and any adjournment thereof.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE MATTERS TO BE VOTED UPON AND THE INSTRUCTIONS ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------       -------------        -------------
Common              Div. Reinvest.       Preference

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR all nominees in Items 1a and 1b, and a vote FOR Proposal 2:

1a-Election of Linda Koch Lorimer as a director for a two-year term expiring at the 1996 Annual Meeting:

FOR THE                   WITHHOLD AUTHORITY
NOMINEE(S)                to vote for the nominee(s)
[ ]                       [ ]

1b-Election of the following nominees as directors for three-year terms expiring at the 1997 Annual Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                   WITHHOLD AUTHORITY
NOMINEE(S)                to vote for the nominee(s)
[ ]                       [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR             AGAINST          ABSTAIN
[ ]               [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


Signature(s)
            ----------------------------------------------------------
Date
    -----------------------------

NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.

[logo]
MCGRAW-HILL, INC.
VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, APRIL 27, 1994
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT ACCOUNT PLAN OF STANDARD & POOR'S ("ERAP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 10, 1994, at the Annual Meeting of Shareholders to be held on April 27, 1994, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 20, 1994. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------
S&P ERAP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR all nominees in Items 1a and 1b, and a vote FOR Proposal 2:

1a-Election of Linda Koch Lorimer as a director for a two-year term expiring at the 1996 Annual Meeting:

FOR THE                           WITHHOLD AUTHORITY
NOMINEE(S)                        to vote for the nominee(s)
[ ]                               [ ]

1b-Election of the following nominees as directors for three-year terms expiring at the 1997 Annual Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                           WITHHOLD AUTHORITY
NOMINEE(S)                        to vote for the nominee(s)
[ ]                               [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


Signature(s)
             ----------------------------------------------------------------
Date
     -----------------------------------
NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.

[logo]
MCGRAW-HILL, INC.
VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, APRIL 27, 1994
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN OF STANDARD & POOR'S ("SIP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 10, 1994, at the Annual Meeting of Shareholders to be held on April 27, 1994, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 20, 1994. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------
S&P SIP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR all nominees in Items 1a and 1b, and a vote FOR Proposal 2:

1a-Election of Linda Koch Lorimer as a director for a two-year term expiring at the 1996 Annual Meeting:

FOR THE                           WITHHOLD AUTHORITY
NOMINEE(S)                        to vote for the nominee(s)
[ ]                               [ ]

1b-Election of the following nominees as directors for three-year terms expiring at the 1997 Annual Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                           WITHHOLD AUTHORITY
NOMINEE(S)                        to vote for the nominee(s)
[ ]                               [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


Signature(s)
             ----------------------------------------------------------------
Date
     -----------------------------------
NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.

[logo]
MCGRAW-HILL, INC.
VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, APRIL 27, 1994
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT ACCOUNT PLAN OF MCGRAW-HILL, INC. AND ITS SUBSIDIARIES ("ERAP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 10, 1994, at the Annual Meeting of Shareholders to be held on April 27, 1994, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 20, 1994. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------
McGraw-Hill ERAP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR all nominees in Items 1a and 1b, and a vote FOR Proposal 2:

1a-Election of Linda Koch Lorimer as a director for a two-year term expiring at the 1996 Annual Meeting:

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                 to vote for the nominee(s)
[ ]                                        [ ]

1b-Election of the following nominees as directors for three-year terms expiring at the 1997 Annual Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                 to vote for the nominee(s)
[ ]                                        [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


Signature(s)
             ---------------------------------------------------------

Date
             ---------------------------

NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.

[logo]
McGraw-Hill, Inc.
         The undersigned appoints Robert N. Landes and Thomas J. Sullivan, and each of them, proxies with full power of substitution, to vote the shares of stock of McGraw-Hill, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of said Corporation to be held at principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, N.Y. 10020 on Wednesday, April 27, 1994, at 11 A.M., and any adjournment thereof.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------         -------------          -------------
Common                Div. Reinvest.         Preference

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN ITEMS 1a AND 1b AND FOR PROPOSAL 2.

1a-The Board of Directors recommends a vote FOR the election of Linda Koch
   Lorimer as a director for a two-year term expiring at the 1996 Annual
   Meeting:

FOR THE                WITHHOLD AUTHORITY
NOMINEE(S)             to vote for the nominee(s)
[ ]                    [ ]

1b-The Board of Directors recommends a vote FOR the election of the following five nominees as directors for three-year terms expiring at the 1997 Annual
   Meeting:
   Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross

FOR THE                WITHHOLD AUTHORITY
NOMINEE(S)             to vote for the nominee(s)
[ ]                    [ ]

2. Ratification of the appointment of Ernst & Young as independent public accountants for 1994:

FOR                    AGAINST                ABSTAIN
[ ]                    [ ]                    [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting, hereby revoking all prior proxies to vote the same share.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.

- --------------------------------------------------------------------------------


NOTE: Please sign exactly as your name appears on this card in the enclosed envelope.


Signature(s)
             ---------------------------------------------------------------

Date
      ----------------------